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                                  SCHEDULE 14A
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                              HEALTHRITE INC.
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   1) Title of each class of securities to which transaction applies:

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   2) Aggregate number of securities to which transaction applies:

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   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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   4) Proposed maximum aggregate value of transaction:
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   5) Total fee paid:
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[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:

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   2) Form, Schedule or Registration Statement No.:

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   3) Filing Party:

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   4) Date Filed:

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                              HEALTHRITE INC.

                              ---------------

                        AMENDED PROXY STATEMENT AND
                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                       TO BE HELD DECEMBER 17, 1997

                              ---------------

To the Stockholders:

     NOTICE IS HEREBY GIVEN that HealthRite Inc., a Delaware corporation (the "Company") has determined that the location of the 1997 Annual Meeting of Stockholders (the "Annual Meeting") to be held on December 17, 1997, at
10:00 A.M., Eastern Time, has been moved to the Residence Inn by Marriot, 10710 Beaver Dam Road, Hunt Valley, Maryland 21030. The record date for the determination of stockholders entitled to vote at the Annual Meeting and at any adjournment thereof will remain the close of business November 12, 1997.


                                            By order of the Board of Directors



                                            JOHN L. TEEGER
                                            Secretary


Dated: December 5, 1997